Exhibit 10.18

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

DEVELOPMENT AND SUPPLY AGREEMENT

THIS DEVELOPMENT AND SUPPLY AGREEMENT (this “Agreement”) is made as of this 11 day of December, 2009 (the “Effective Date”) by and between Revance Therapeutics, Inc., having a principal place of business at 7555 Gateway Boulevard, Newark, CA 94560 (“Revance”) and Hospira Worldwide, Inc., having a principal place of business at 275 North Field Drive, Lake Forest, Illinois, 60045, (U.S.A.) (“Hospira”).

WITNESSETH:

WHEREAS, Revance owns global rights to the compound RT001, a topical drug, and wishes to develop and market RT001 in combination with a poloxamer cartridge as the diluent;

WHEREAS, Revance and Hospira desire that Hospira assist Revance in the development and commercialization of the poloxamer cartridge; and

WHEREAS, after Revance has received an approved new drug application from relevant Regulatory Authorities, the parties desire that Hospira manufacture and sell to Revance its full requirements of the poloxamer cartridge, subject to the terms herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, Revance and Hospira agree as follows:

ARTICLE 1. DEFINITIONS

The following words and phrases when used herein with capital letters shall have the meanings set forth or referenced below:

1.1 “Affiliate” means, with respect to a party, any corporation, company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with such party. As used in this Agreement, “control” means: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors; and (b) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect at least fifty percent (50%) of the members of the governing body of such non-corporate entity.

1.2 “Applicable Law” shall mean all laws applicable to the Manufacture, processing, marketing, and distribution of the Product, including, without limitation, the U.S. Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder, including all applicable cGMP; and all other corresponding laws, ordinances, rules and regulations of any other applicable jurisdiction in the Territory.

1.3 “cGMP” shall mean those principles and guidelines of good manufacturing practices as set forth in 21 C.F.R. Parts 210 and Part 211; the ICH Guideline on Good Manufacturing Practice for Active Pharmaceutical Ingredients (ICH Q7A) and the corresponding requirements of each other applicable jurisdiction.

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1.4 “Confidential Information” shall mean all information disclosed hereunder in writing and identified as being confidential or, if disclosed orally, visually or through some other media, is identified as confidential at the time of disclosure, except any portion thereof which:

(a) is known to the recipient at the time of the disclosure, without restriction, as evidenced by its written records or other competent evidence;

(b) is disclosed to the recipient by a third person lawfully in possession of such information and not under an obligation of nondisclosure;

(c) is or becomes patented, published or otherwise part of the general public domain through no fault of the recipient;

(d) is developed by or for the recipient independently of Confidential Information disclosed hereunder as evidenced by the recipient’s written records or other competent evidence; or

(e) is required by law to be disclosed by the recipient, but only to the extent required and only for that limited purpose, and provided that the recipient gives the other party hereto prompt notice of such legal requirement such that such other party shall have the opportunity to apply for confidential treatment of such Confidential Information.

1.5 “Commercial Year” shall mean a period of twelve (12) consecutive months which, for the first Commercial Year of this Agreement, shall commence on the first day of the month after the month of Revance’s first bona fide sale of the Product to a non-Affiliate customer after the Product has received a regulatory approval from any Regulatory Authority, and each Commercial Year thereafter shall consist of twelve (12) consecutive months following the end of the preceding Commercial Year.

1.6 “Components” means the excipients and all components or component parts of the Product including labeling, packaging, ancillary goods, shipping materials and other items to be supplied by Hospira to manufacture the Product in accordance with the Product Specifications.

1.7 “FDA” means the United States Food and Drug Administration or any successor entity.

1.8 “Product” shall mean a poloxamer cartridge meeting the Product Specifications.

1.9 “Product Specifications” shall mean those product, labeling and performance specifications for the Product, including Product formulae, labeling, and materials required for the manufacture of the Product that is to be purchased and supplied under this Agreement, as such are set forth on Exhibit 1.9, which specifications may be amended from time to time by the written agreement of the parties.

1.10 “Regulatory Authority” shall mean any United States federal, state or local or other regulatory agency, department, bureau or other governmental entity in the Territory, including the FDA, which is responsible for issuing approvals, licenses, registrations or authorizations necessary for the manufacture, use, storage, import, transport, sale and use of the Product in any applicable regulatory jurisdiction in the Territory.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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1.11 “Specially Regulated Waste” shall mean any hazardous waste, toxic waste, medical waste, nuclear waste, mixed waste, or other waste materials or by-products, including waste water, which may be subject to or require special handling, treatment, storage, or disposal under any federal, state or local laws or regulations intended to address such types of waste materials that arise from the manufacture of the Product.

1.12 “Territory” shall mean the United States of America plus any other countries mutually agreed to in writing by the Parties.

1.13 “Third Party” shall mean a party other than Hospira or Revance and their respective Affiliates.

1.14 “Waste” shall mean all rejects, improper goods, garbage, refuse, remainder, residue, waste water or other discarded material, including solid, liquid, semisolid, or contained gaseous material that arises from the manufacture of the Product, including but not limited to, rejected, excess or unsuitable materials, API and Products. The term Waste shall not include any Specially Regulated Waste.

ARTICLE 2. PRODUCT DEVELOPMENT PROJECT

2.1 General. Promptly following the Effective Date, the parties shall undertake a product development project (“Project”) consisting of the development activities set forth on Exhibit 2.1 (“Statement of Work”). Under the Project, Hospira shall with Revance’s cooperation develop the Product and use commercially reasonable efforts to assist Revance to obtain the required NDA. Hospira then shall manufacture and deliver Product to Revance for sale by Revance as a human pharmaceutical product.

2.2 Commercially Reasonable Efforts. Each party shall use all commercially reasonable efforts successfully to complete the Project. However, the parties understand and agree that neither of them can guarantee that the Project will be successful, nor warrant that a marketable product will result from the Project.

2.3 Development Fee. Revance shall pay to Hospira a non-refundable development fee in the amount of [***] (the “Development Fee”) for its work under the Project in accordance with the payment schedule set forth in Exhibit 2.3. In the event that either of the parties terminates this Agreement prior to its term in accordance with Article 9, Hospira will deliver all results (including Project Inventions) of the Project to Revance and Revance will pay to Hospira that portion of the Development Fee that represents: (a) the development work Hospira has properly completed and for which payment has not yet been received; and (b) on a pro rata basis, all development work that Hospira has properly undertaken but not yet completed as of the date of notice of termination. In addition, Revance shall reimburse Hospira for all of its pre-approved out-of-pocket costs related to any non-cancelable commitments for raw materials, components and services that Hospira has undertaken as part the Project. Notwithstanding any language to the contrary, if Revance has paid for any of the development activities set forth on Exhibit 2.1 in accordance with the letter agreement between the parties dated October 15, 2009 (“Letter Agreement”), Revance shall not be obligated to pay Hospira for such development activities under this Agreement. As of the Effective Date Revance has paid [***] under the Letter Agreement (in accordance with Exhibit 23(a) of this Agreement).

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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2.4 Development Stability Studies. Hospira will prepare stability batches of the Product and perform stability studies as reasonably directed by Revance (“Stability Work”) separate and apart from the Project for a separate fee of [***].

2.5 Changes in Project Scope. If Revance requests changes in the Project, Product or the Product Specifications, or if reasonably unforeseeable technical difficulties beyond the control of Hospira require that Hospira perform either additional work or repeat work, and such additional work or repeat work is not required due to Hospira’s fault or negligence, Hospira shall provide Revance with cost estimates for such work. If Revance approves such costs in writing, Hospira shall perform such work and Revance shall pay Hospira’s estimated costs for such work within [***] of completion of such work. Reimbursement for such additional work or repeat work shall be at the rate of [***]; plus pre-approved out-of-pocket costs for reasonable travel and sustenance, materials and supplies.

2.6 Technical Contact. Each Party will appoint a “Technical Contact” having primary responsibility for day-to-day interactions with the other Party for the activities under the Development Project. Any change to a Technical Contact will be identified in writing to the other Party. Each Party will use reasonable efforts to provide the other Party with at least thirty (30) days prior written notice of any change in that Party’s Technical Contact. All communications between Hospira and Revance regarding the conduct of the activities under the Development Project will be addressed to the Party’s relevant Technical Contact.

2.7 Development Supplies. Based on Revance’s final Product formulations, concentration and fill volume and the Product Specifications, Hospira will manufacture the Products in engineering runs and for process validation purposes (“Development Supplies”) at the prices set forth in Exhibit 2.7. The parties acknowledge that Development Supplies include material utilized for the development purposes such as clinical trial product and stability testing material, but do not include materials intended for commercial sale in the market. Revance shall issue a purchase order for any such Development Supplies at least [***] before the requested delivery date.

ARTICLE 3. REVANCE’S REGULATORY SUBMISSIONS

3.1 Regulatory Review.

(a) Per Exhibit 2.1, Hospira shall review and provide feedback on those portions of Revance’s proposed regulatory submissions relating to Hospira’s manufacturing or packaging procedures before the submissions are filed with relevant Regulatory Authorities. Hospira shall complete its review of any English-language submissions within [***] after receipt. If the Territory is expanded pursuant to Section 1.12 to include other countries then the parties will agree on the time required for Hospira’s review of submissions in other than English language without translation, which will extend Hospira’s review period for the purpose of providing a reasonable period for document translation.

(b) Hospira shall consult with and advise Revance in responding to questions or concerns from United States Regulatory Authorities regarding Revance’s submission(s) for the Products, provided that Revance shall have the final control over such submissions. If the Territory is expanded pursuant to Section 1.12 to include other countries then Hospira shall provide Revance with cost estimates for any required additional review and consultation as it

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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concerns filings outside the United States. If Revance approves such costs in writing, Revance shall reimburse Hospira for such additional activities at the rate of [***]. Revance shall be the sole owner of any regulatory submission filed pursuant to this Agreement. Revance shall provide to Hospira for its files a final copy of the CMC section of any such regulatory submission(s). All of Hospira’s obligations under this Section 3.1 shall be performed using appropriately skilled personnel with relevant experience.

3.2 Access to Drug Master Files. Hospira shall provide Revance access to, and grant Revance reference rights to, all Drug Master Files (“DMFs”) necessary to support Revance’s applications for regulatory approval of the Product. To affect this, Hospira shall execute certain documentation (“Letters of Authorization”) which shall be delivered to the appropriate Regulatory Authorities permitting such Regulatory Authorities to consult Hospira’s DMFs in their review of Revance’s Product regulatory submissions. Hospira shall send copies of such Authorization Letters to Revance. Hospira shall update its DMFs annually and shall inform Revance reasonably in advance of any modifications thereto in order to permit Revance to amend or supplement any affected regulatory submissions and filings for Product; provided that any such change that would impact the Product Specifications (or Hospira’s ability to supply Product in accordance therewith) shall require Revance’s prior written approval.

3.3 User Fees. Revance shall pay any Regulatory Authority user fees which may become payable for the Product.

ARTICLE 4. MANUFACTURE AND SUPPLY OF PRODUCT

4.1 Purchase and Sale of Product. Pursuant to the terms and conditions of this Agreement and for the term of this Agreement, (i) Hospira shall manufacture, sell and deliver the Product to Revance, and (ii) Revance shall purchase and take delivery of its total requirements of poloxamer cartridges for the Territory exclusively from Hospira. [***].

4.2 Manufacturing Standards. Hospira shall manufacture Product in accordance with the Product Specifications and Applicable Law. The parties may amend the Product Specifications from time to time by written agreement without amending this Agreement.

4.3 Government Approvals. Hospira agrees to manufacture and supply those quantities of Products requested in firm purchase orders by Revance that are necessary to validate Hospira’s manufacturing facilities, obtain regulatory approval(s) and build Revance’s inventory in anticipation of commercial launch of the Products and Revance shall be required to pay for such Products irrespective of whether the Products ultimately receive all necessary Regulatory Authorities’ approvals.

4.4 Dedicated Equipment; Costs. If specialized or dedicated equipment is required to manufacture Product for Revance, Hospira shall pay the cost of such equipment, subject to Revance’s prior approval of such costs, which approval shall not be unreasonably withheld. Hospira shall advise Revance of specialized equipment required and the estimated costs associated with the purchase, installation and validation of such equipment. After Revance approves such costs, Hospira shall install and validate the equipment and bill Revance for the associated pre-approved costs. Revance shall make such payment to Hospira no later than [***] after Revance receives an invoice from Hospira. Title to the equipment shall be in Revance’s name and shall be maintained free of any liens, claims, encumbrances, or the like. If Hospira

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wishes to use the specialized or dedicated equipment for manufacture of a product other than Product for Revance, Hospira and Revance shall meet and discuss the technical and practical ramifications of such use and appropriate compensation to Revance. Any such use shall be subject to Revance’s prior written approval.

4.5 Components. Hospira shall be responsible for the supplies of the Components required for the Manufacture of the Product. Hospira will source all of the Components from suppliers that have been approved and qualified by Hospira in accordance with Hospira’s internal vendor qualification and approval processes, and to the extent a specific vendor of a Component is listed in the Product Specifications, Hospira shall only obtain such Component from such listed vendor. The parties understand and agree that Revance will have reviewed and approved the Components and Component suppliers listed in the Product Specifications. Under no circumstances shall either party have any liability, nor be deemed to be in breach of this Agreement, if Hospira is unable to supply the Product to Revance due to a failure of such suppliers to provide such Components that have been ordered by Hospira; provided such failure is not due to the fault or negligence of Hospira (e.g., Hospira’ s failure to make timely orders from such Component suppliers).

4.6 Product Labeling.

(a) Hospira shall label the Product in accordance with the Product Specifications using content provided by Revance. Revance shall control the content and type of all labeling and packaging (and any changes or supplements thereto) for the Product and shall have the responsibility, at Revance’s expense, for: (i) ensuring such content is compliant with regulatory approvals and all Applicable Law; and (ii) any changes or supplements to such content, including the expense of securing any approvals required any applicable Regulatory Authority for any such changes or supplements. Hospira shall be responsible for obtaining such labels (and any changes or supplements thereto) in accordance with the content specified by Revance.

(b) Any changes to the labeling and packaging shall be communicated to Hospira in writing at least [***] prior to the desired implementation date together with the required documentation specifying the content to be included in the labeling and packaging, including all necessary photo-ready art (or its substantial equivalent). Revance shall reimburse Hospira for Hospira’s actual pre-approved costs of making any changes under this Section 4.6(b) and for the cost of any labeling that Hospira is unable to use due to such changes.

4.7 Off-Site Waste. If necessary, Hospira shall hire, direct and pay all costs for a waste contractor to remove all Waste from Hospira’s manufacturing facility for Product consistent with the Product’s Material Safety Data Sheets (“MSDS”). The pre-approved costs associated with the removal of Specially Regulated Waste shall be borne by Revance. Hospira shall only dispose of Specially Regulated Waste at sites and through waste management vendors that have been approved in writing by Revance, whose approval shall not be withheld unreasonably. Hospira shall document the destruction of any Specially Regulated Waste in writing and provide copies of such written documentation to an authorized representative of Revance. Revance maintains the right, but not the obligation, to witness the actual disposal of Specially Regulated Waste. Revance shall, upon request by Hospira, provide the MSDS for the API and the MSDS for the Product to Hospira.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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4.8 Delivery. Hospira shall ship the Products to Revance or its designee, EXW (Incoterms 2000), Hospira’s manufacturing plant at [***], in accordance with the delivery dates set forth in Revance’s Purchase Orders that have been accepted under Section 5.5. Title to and risk of loss over the Products shall pass to Revance at the time the Product is made available to Revance’s designated carrier at the loading dock of Hospira’s [***] facility. Hospira shall not ship any Product until both Hospira and Revance have released such Product pursuant to the Product Specifications and the Quality Agreement. Revance will be responsible for procuring Marine insurance in an amount sufficient to cover the value of the contents, for all shipments to Revance or its designee. All freight, handling, insurance, duties, taxes and shipping expenses after Revance’s designated carrier has accepted the Products at [***] will be borne by Revance.

4.9 Price and Payment.

(a) Price. Hospira shall invoice Revance for Product delivered by Hospira at the prices set forth on Exhibit 4.9. Prices are firm through [***]. Beginning [***] and each succeeding [***] during the term of this Agreement, Hospira shall have the right only once per calendar year to increase the price of the Product. Price increases shall be effective for deliveries following the applicable price increase. Such increases shall not exceed [***].

(a) Payment. Hospira shall invoice Revance upon shipment of Product. Revance shall make payment [***] from the date of receipt of Hospira’s invoice.

(b) Taxes. Any federal, state, county or municipal sales or use tax, excise, customs charges, duties or similar charge, or any other tax assessment (other than that assessed against income), or other governmental fee or charge lawfully assessed or charged on the sale or transportation of Product sold pursuant to this Agreement, and all government license filing fees and Prescription Drug User (PDUFA) annual establishment fees with respect to all Product (for supply to Revance) shall be paid by Revance.

(c) Process Rework. Process rework to the extent created as a result of Revance’s changes shall be billed separately at a reasonable fee mutually agreed upon in writing.

(d) Sub-Lots. Should Revance request Hospira to split a manufacturing lot of Product into several sub-lots during packaging, there will be a split fee of [***] for each sub-lot packaged.

(e) Storage Fee. A cold storage fee shall be due and payable to Hospira if Revance stores Product at Hospira’s [***] facility greater than [***] after Revance receives written notice of the applicable Product’s release by Hospira. The fee shall be [***]. Revance will use its commercially reasonable efforts to take delivery of all Products from Hospira’s [***] facility no later than thirty (30) days after Revance receives written notice of the applicable Hospira’s release of the Product.

4.10 Inspection; Nonconforming Shipment.

(a) CoA. Hospira will include a Certificate of Analysis with each batch of Products confirming that the Products have been manufactured in conformity with the Product Specifications and all Applicable Laws.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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(b) Inspection; Rejection. Revance shall have a period of [***] from the date of its receipt of a shipment of Product to inspect and reject such shipment for nonconformance with the Product Specifications. If Revance rejects such shipment, it shall promptly so notify Hospira and provide to Hospira samples of such shipment for testing. If Hospira tests such shipment and determines that it did conform to the Product Specifications, the parties shall submit samples of such shipment to a mutually acceptable independent laboratory for testing.

(c) Testing. If such independent laboratory determines that the shipment conformed to the Product Specifications, Revance shall bear all expenses of shipping and the independent laboratory’s testing such shipment samples. If Hospira or such independent laboratory confirms that such shipment did not meet the Product Specifications, Hospira shall replace, at no cost to Revance, that portion of the Product shipment which does not conform to the Product Specifications as soon as commercially reasonable, and shall bear all expenses of shipping and the independent laboratory’s testing the shipment samples after Revance’s notification of non-conformity. Revance shall dispose of any nonconforming portion of any shipment as directed by Hospira, at Hospira’s expense.

(d) Deemed Acceptance; Latent Defects. Any Product that Revance does not reject pursuant to this Section 4.10 shall be deemed accepted, and all claims with respect to Product not conforming with Product Specifications shall be deemed waived by Revance, except with respect to latent defects which are not discoverable by the exercise of ordinary diligence and reasonable care, which render the Product not conforming to Product Specifications and are solely caused by Hospira. The parties shall consult to confirm the cause of the latent defect. If it is confirmed that the cause of the defect is solely attributable to Hospira, then Hospira will replace at no cost to Revance all such defective Products with Products that meet the Product Specifications as soon as commercially reasonable.

ARTICLE 5. ORDERS AND FORECASTS

5.1 [***] Product Supply Forecast. For capacity planning purposes, upon regulatory submission, Revance shall provide Hospira with a written non-binding (other than for the purposes of Section 5.7 for which such forecast shall be deemed binding) forecast of Revance’s annual requirements of Product for [***]. Thereafter, by [***] of each calendar year Revance shall update such rolling forecast of its requirements of the Product for the period commencing on [***] of the next calendar year.

5.2 First Firm Order. The parties shall cooperate in estimating and scheduling production for Revance’s first commercial order approximately [***] in advance of the anticipated date of Product approval by a Regulatory Authority or the desired Product availability date.

5.3 Rolling Forecast. Concurrent with the placing of its first commercial order, and on [***] for the first Commercial Year, Revance shall provide to Hospira a good faith, estimated rolling forecast of the quantity of Products that Revance expects to order for the coming [***] period of time (each, a “Rolling Forecast”). The first [***] of each Rolling Forecast shall be considered a binding commitment upon Revance to purchase quantities described therein and a binding commitment upon Hospira to produce and deliver such quantities on the delivery dates described therein (“Firm Order Period”). The last [***] of each Rolling Forecast shall be non-binding upon the parties. After the first Commercial Year, Revance shall provide [***] Rolling Forecast on a [***] constituting the Firm Order Period. [***] of each such Rolling Forecast shall be non-binding upon the parties.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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5.4 Purchase Orders. On or before the first day of each calendar month, Revance shall submit a purchase order (“Purchase Order”) to Hospira. Revance shall submit each Purchase Order to Hospira at least [***] prior to the requested delivery date of the Product. Provided Purchase Orders are placed in accordance with such time frame and are consistent with the quantities listed in the applicable Firm Order Period of the Rolling Forecast (subject to Section 5.6), Hospira shall meet the delivery dates set forth in each Purchase Orders. Each Purchase Order shall reference this Agreement and shall be governed exclusively by the terms contained herein. Any terms or conditions contained in a Purchase Order, invoice or order confirmation that are inconsistent or in conflict with this Agreement shall be deemed not to be a part of such purchase order (except quantities, prices, Products, and delivery location terms).

5.5 Firm Order Acceptance. Within [***] after receipt of a Purchase Order issued in accordance with Section 5.4, Hospira shall confirm to Revance its acceptance of the Purchase Order, delivery date(s), the quantity of Products ordered and the purchase price to be paid by Revance. Hospira may reject, in whole or in part, a Purchase Order only if it calls for the delivery of Products in less than [***] after the Purchase Order was issued by Revance or it is not consistent with the quantities listed in the applicable Firm Order Period of the Rolling Forecast (subject to Section 5.6).

5.6 Additional Quantities. Should Revance order additional quantities of Product in excess of [***] over the applicable Firm Order Period for the first Commercial Year or [***] over the applicable Firm Order Period for subsequent Commercial Years, Hospira shall not be obligated to supply said additional quantities; provided, however, that Hospira shall supply excess Product within the limits of this sentence and shall use reasonable commercial efforts to produce and deliver to Revance any additional quantities within [***] of issuance of the Firm Order for such additional quantities.

5.7 Minimum Purchase Requirement. Although Revance covenants to purchase from Hospira its total requirements of poloxamer cartridges for the Territory, starting [***], Revance further covenants to purchase from Hospira not less than [***] units of Product for the upcoming calendar year [***] (“Minimum Purchase Requirement”). [***] In lieu of Revance taking delivery of all of the Minimum Purchase Requirement, Revance shall have the option to pay for the shortfall of the Minimum Purchase Requirement at the applicable prices determined in accordance with Section 4.9 and waive Hospira’s manufacture and delivery obligations for such Product. In the latter event, Hospira shall invoice Revance for the amount payable, and Revance shall pay Hospira within [***] after receipt of Hospira’s invoice. Notwithstanding anything of the foregoing, all payments by Revance for Products shall count towards the Minimum Purchase Requirement including, without limitation, any payments made in the event of Firm Order cancellation pursuant to Section 5.8(b). [***].

5.8 Firm Order Changes; Cancellations.

(a) Changes. If Revance requests that changes be made to any of its Purchase Orders within the Firm Order period, Hospira shall use commercially reasonable efforts to accommodate such changes within reasonable manufacturing capabilities and efficiencies. If Hospira can accommodate such changes, Hospira shall advise Revance of any costs associated therewith. If

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Revance indicates in writing to Hospira that it should proceed to make the changes at such costs, Revance shall be deemed to have accepted the obligation to pay Hospira for such costs. If Hospira cannot accommodate such change, Revance shall nonetheless be bound to its original Firm Orders.

(b) Cancellations. If Revance cancels any Purchase Order within the Firm Order Period, Revance will not be relieved of its payment obligation unless Hospira agrees to waive such obligation in writing. If Hospira does not waive such payment obligation in writing then Revance may, at its option, take delivery of any Products to be manufactured in connection with such Purchase Orders or elect not to have such Product manufactured, in which case Revance will not be relieved of its payment obligation to Hospira for such Product but Hospira will be relieved of its manufacturing obligations relating to such Product.

5.9 Shortage of Supply. In the event that Hospira is unable or unwilling to manufacture or supply the Product in accordance with Revance’s firm Purchase Orders that have been previously accepted by Hospira (“Shortage of Supply”), Hospira shall notify Revance promptly. To the extent the inability is not: (a) caused by an event of force majeure; (b) attributable to Revance’s breach of its obligations under this Agreement; or (c) attributable to any Component supplier’s acts or omissions, then Hospira shall be solely responsible for undertaking all commercially reasonable measures to minimize any possible shortage of Product to Revance as a result of its manufacturing or other issues. If Hospira cannot undertake such measures promptly and is unable to supply the Product in accordance with Revance’s firm Purchase Orders that have been previously accepted by Hospira (“Failure to Supply”), then either party may request that the Technical Contacts convene a meeting to discuss possible remedial action, which at a minimum shall include an equitable reduction in Revance’s Minimum Purchase Requirements for the applicable Commercial Year and Transfer of Production under Section 11.1(b).

ARTICLE 6. QUALITY

6.1 Quality Control. Hospira shall apply its quality control procedures and in-plant quality control checks on the manufacture of Product for Revance in the same manner as Hospira applies such procedures and checks to products of similar nature manufactured for sale by Hospira but using no less than industry standard quality control procedures and reasonable care. In addition Hospira will test and release Product in accordance with the test methods described in Exhibit 6.1 to ensure that Product conforms to the Product Specifications. The parties may change the test methods from time to time by mutual agreement.

6.2 Quality Agreement. The parties shall enter into a quality agreement substantially in the form of the agreement attached hereto as Exhibit 6.2 within one-hundred and twenty (120) days following the Effective Date (“Quality Agreement”).

6.3 Audit Rights.

(a) General Audit. Upon [***] prior written notice to Hospira, Revance shall have the right to have representatives visit the [***] facility during normal business hours to review Hospira’s manufacturing operations relating to the Product and assess its compliance with Applicable Law, cGMP and quality assurance standards and to discuss any related issues with Hospira’s manufacturing and management personnel. Hospira shall provide Revance with copies

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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of Hospira’s manufacturing records relating to the Products for the purposes of assuring Product quality and compliance with agreed-upon manufacturing procedures. Subject to Section 6.3(b), such general audits shall [***].

(b) For Cause Audits. Revance shall also have the right to conduct “for-cause” audits to address significant product or safety concerns as discovered through Product failures related to Hospira’s manufacture of the Product. Product failures would include, without limitation, issues related to stability, out of specification, sterility, labeling or container integrity. Revance shall notify Hospira in writing in advance of the audit and thereafter, Revance and Hospira shall mutually determine the timing of the audit. Each for-cause audit shall be [***].

(c) Confidential Information in Audits. Audits by Revance or its designees may involve the transfer of Confidential Information, and any such Confidential Information shall be subject to the terms of Article 10 hereof. The results of such audits and inspections shall be considered Confidential Information under Article 10 and shall not be disclosed to third parties, including, but not limited to, the FDA, unless required by law and only then upon prior written notice to Hospira. Hospira also agrees to allow the FDA to conduct any audit which the FDA requires and Hospira agrees to reasonably cooperate with the FDA in connection with such audit. Revance shall have the right to be on site during a pre-approval inspection for the Product, but may only directly participate in the inspection if requested by the FDA or Hospira. However, if any additional inspections are requested or required by or for any other Regulatory Authority, Hospira shall be entitled to an additional fee of [***] per each such Regulatory Authority inspection.

6.4 Notification of Complaints. Revance shall notify Hospira promptly of any Product complaints involving Hospira’s manufacture or packaging to allow Hospira to evaluate the complaints and assist Revance in responding to such complaints. Hospira shall notify Revance promptly of any Product complaints involving Hospira’s manufacture or packaging, and any other complaints relevant to the subject matter of this Agreement, to allow Revance to evaluate the complaints and assist Hospira in responding to such complaints.

6.5 Product Recalls.

(a) In the event (i) any Regulatory Authority or other national government authority issues a request, directive or order that Product be recalled; (ii) a court of competent jurisdiction orders such a recall, or (iii) Revance reasonably determines that Product should be recalled, the parties shall take all appropriate corrective actions, and shall cooperate in any governmental investigations surrounding the recall.

(b) In the event that such recall results from the breach of Hospira’s express warranties under Section 7.2(a) or (b), or other obligations hereunder, Hospira agrees that it shall be responsible for promptly replacing the quantity of Products that were recalled at no cost to Revance (without the Components that were the subject of the recall) or reimbursing Revance for the cost of the Products that were recalled. In addition, Hospira agrees that it shall be responsible for the administrative expenses of any recall, provided that Hospira shall not pay more than [***]. For purposes of this Agreement, the administrative expenses of the recall shall include, but not be limited to, the expenses of notification and destruction or return of the recalled Product, and any costs associated with the distribution of the replacement Product, but shall not include lost profits of either party. To the extent that the recall does not result from the breach of

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.

Hospira’s express warranties or other obligations under this Agreement, Revance shall be responsible for the expenses of the recall. Nothing in this Section is intended to limit Hospira’s obligations to indemnify Revance for Third Party claims under Section 7.3.

ARTICLE 7. WARRANTIES; COVENANTS AND INDEMNIFICATION

7.1 Revance’s Warranties. Revance represents and warrants to Hospira that:

(a) all Specifications, including Product Specifications Revance provides to Hospira shall conform to the appropriate NDA that Revance files with the relevant Regulatory Authorities;

(b) Revance’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Revance is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws;

(c) it will not sell Product into any regulatory jurisdiction unless and until it receives the necessary Regulatory Authority approvals; and it will not sell Product outside of the United States without Hospira’s prior written consent;

(d) neither the Product nor the Product Specifications nor their use infringes or will infringe, misappropriate or violate any intellectual property or proprietary rights of any Third Party, including but not limited to patent, copyright, trademark or trade secret rights anywhere in the world.

7.2 Hospira’s Warranties and Covenants. Hospira represents and warrants to Revance that:

(a) all Product Hospira delivers to Revance pursuant to this Agreement shall, at the time of delivery, not be adulterated or misbranded within the meaning of the Act or within the meaning of all Applicable Law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as the Act and such laws are constituted and effective at the time of delivery and will not be an article which may not under the provisions of Sections 404 and 505 of the Act be introduced into interstate commerce;

(b) all Product Hospira delivers to Revance pursuant to this Agreement shall, at the time of delivery, be free from defects in material and workmanship and shall be manufactured: (i) in accordance and conformity with the Product Specifications; and (ii) in compliance with all Applicable Laws, including those relating to the environment, food or drugs and occupational health and safety, including, without limitation, those enforced or promulgated by the FDA (including, without limitation, compliance with cGMP);

(c) Hospira’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Hospira is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws, or violate any Applicable Law;

(d) All services and other work under this Agreement will be performed in a professional, diligent and workmanlike manner in accordance with standard industry practices;

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.

(e) the Hospira’s manufacturing processes not specifically required by the Product Specifications will not infringe, misappropriate or violate any intellectual property or proprietary rights of any Third Party; and

(f) that Hospira does not use nor will it use in the future use in any capacity the services of any person debarred under Section (a) or (b) of 21 U.S.C. Section 335a in performing its obligations under this Agreement.

(g) Subject to Section 7.3, the replacement provisions of Section 4.10(c) shall be Revances’s sole and exclusive remedy for nonconforming or defective Product.

(h) NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED.

7.3 Indemnification by Hospira. Except to the extent caused by the negligence or willful misconduct of Revance, its Affiliates, or their respective officers, directors or employees, Hospira shall indemnify and hold harmless Revance, its Affiliates, officers, directors and employees from and against all claims, causes of action, suits, costs and expenses (including reasonable attorney’s fees), losses or liabilities of any kind related to this Agreement and asserted by third parties to the extent such arise out of or are attributable to: (a) Hospira’s breach of any representation or warranty set forth in Section 7.2(a) or Section 7.2(b); (b) any violation of any proprietary right of any Third Party relating to Hospira’s manufacturing processes used in the manufacture of Product pursuant to this Agreement (excluding the Product or Product Specifications); or (c) any negligent or wrongful act or omission on the part of Hospira, its employees, agents or representatives and which relate to Hospira’s performance hereunder.

7.4 Indemnification by Revance. Except to the extent caused by the negligence or willful misconduct of Hospira, its Affiliates, or their respective officers, directors or employees, Revance shall indemnify and hold harmless Hospira, its Affiliates, officers, directors and employees harmless from and against all claims, causes of action, suits, costs and expenses (including reasonable attorney’s fees), losses or liabilities of any kind related to this Agreement and asserted by Third Parties to the extent such arise out of or are attributable to: (a) Revance’s breach of any representation or warranty set forth in Section 7.1; (b) any violation of any proprietary right of any Third Party relating to the Product Specifications or Product, other than Hospira’s manufacturing processes (to the extent not specifically required by the Specifications) used in the manufacture of Product pursuant to this Agreement; (c) the use of or lack of safety or efficacy of Product or RT001; and (d) any negligent or wrongful act or omission on the part of Revance, its employees, agents or representatives and which relate to Revance’s performance hereunder.

7.5 Conditions of Indemnification. If either party seeks indemnification from the other hereunder, it shall promptly give notice to the other party of any such claim or suit threatened, made or filed against it which forms the basis for such claim of indemnification and shall cooperate fully with the other party in the investigation and defense of all such claims or suits. The indemnifying party shall have the option to assume sole control over the other party’s defense in any such claim or suit with counsel reasonably satisfactory to the other party. No settlement or compromise shall be binding on a party hereto without its prior written consent, such consent not to be unreasonably withheld.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

13.

7.6 No Consequential Damages. EXCEPT FOR (1) VIOLATION OF CONFIDENTIALITY OBLIGATIONS HEREIN, AND (2) THE INDEMNITY OBLIGATIONS HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES RESULTING FROM ANY BREACH OF THIS AGREEMENT EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 8. INTELLECTUAL PROPERTY RIGHTS

8.1 Hospira’s Proprietary Rights. Except as expressly set forth herein, Hospira has granted no license, express or implied, to Revance to use Hospira proprietary technology, know-how or other proprietary rights: (a) existing prior to the Effective Date; or (b) developed by or for Hospira on or after the Effective Date outside the scope of the Project or Stability Work undertaken by Hospira pursuant to this Agreement (or the Letter Agreement).

8.2 Revance’s Proprietary Rights. Revance has granted no license, express or implied, to Hospira to use Revance’s proprietary technology, know-how or other proprietary rights other than as necessary for Hospira to perform its obligations for the purposes of this Agreement. Revance shall be the sole owner of any proprietary technology, know-how or other proprietary rights developed by Hospira pursuant to the Project the Letter Agreement or Stability Work (“Project Inventions”) and Revance shall be entitled to apply for patent protection on such Project Inventions at Revance’s expense and risk. Hospira hereby assigns and agrees to assign to Revance all right, title and interest in and to the Project Inventions (including all related intellectual property rights) and agrees to reasonably cooperate with Revance, at Revance’s sole cost, to perfect such assignments. However, Revance shall grant to Hospira, and does hereby grant to Hospira, a non-exclusive, royalty-free, fully-paid, worldwide, perpetual license under such Project Inventions to make, have made, use, offer for sale, sell, and/or import drugs and products, [***].

ARTICLE 9. TERM AND TERMINATION

9.1 Term. This Agreement shall commence on the Effective Date and, unless earlier terminated as provided below, shall expire at [***] (“Initial Term”). Unless otherwise terminated in accordance with this Article 9, this Agreement shall be automatically extended for additional terms of [***] (each, a “Renewal Term”) and may be terminated anytime after the Initial Term by either party providing the other with at least [***] prior written notice of termination.

9.2 Termination of the Project. Either party wishing to terminate the Project shall request in writing a pre-termination consultation with the other party to review potential concerns and to make reasonable efforts to continue with this Agreement. Upon [***] following said consultation, either party may terminate the Project upon [***] prior written notice to the other party if the terminating party determines in good faith that the development of the Product is not technically feasible using commercially reasonable efforts. If the Project is terminated, Hospira shall advise Revance of Hospira’s actual development costs on the Project incurred prior to such termination. Revance shall pay Hospira for all pre-approved reasonable and documented development costs incurred to the date the termination notice is received. The foregoing provisions of this Section 9.2 shall only apply [***].

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

14.

9.3 Failure to Obtain Regulatory Approval. Either party may terminate this Agreement by giving to the other party twelve (12) months’ prior written notice if the Product has not received FDA regulatory approval by [***].

9.4 General Termination Rights. Either party may terminate this Agreement as follows:

(a) Immediately by providing written notice upon the bankruptcy or the insolvency of the other party; or

(b) By giving to the other party ninety (90) days’ prior written notice upon the breach of any warranty or any other material provision of this Agreement by the other party if the breach is not cured within ninety (90) days after written notice thereof to the party in default.

9.5 Accrued Payment Obligations. Upon termination pursuant to this Article 9 (other than by Revance pursuant to Section 9.4), Revance shall reimburse Hospira for Hospira’s pre-approved cost of all Components purchased and on hand or on order, if such Components were ordered by Hospira based on Purchase Orders or Revance’s estimates of its requirements of Product during the current Finn Order Period, and such supplies cannot be reasonably used by Hospira for other purposes. Hospira shall invoice Revance for all amounts due hereunder and shall provide all such Revance paid for Components to Revance at Revance’s cost. Payment shall be made pursuant to Section 4.9.

9.6 Return of Inventory. In the event of any termination, Hospira shall return any remaining inventory of Product to Revance at Revance’s expense plus the price for such Products determined in accordance with Section 4.9, unless such termination shall have been as a result of a breach of this Agreement by Hospira, in which case such inventory shall be returned at Hospira’s expense but Revance shall still be required to pay the price for such Products determined in accordance with Section 4.9.

9.7 Survival. Expiration or early termination of this Agreement shall not relieve either party of any obligations that it may have incurred prior to expiration or early termination and all covenants and agreements contained in this Agreement, which by their terms or context are intended to survive, will continue in full force and effect for a period of three (3) years unless a different time period is indicated in this Agreement; including without limitation Articles 7, 8, 10, 11 and Sections 2.3, 6.4, 6.5, 9.5, 9.6, and 9.7.

ARTICLE 10. CONFIDENTIAL INFORMATION

10.1 Nondisclosure. It is contemplated that in the course of the performance of this Agreement each party may, from time to time, disclose Confidential Information to the other. Hospira agrees that, except as expressly provided herein, it shall not disclose Confidential Information received from Revance, and shall not use Confidential Information disclosed to it by Revance, for any purpose other than to fulfill Hospira’s obligations hereunder. Revance agrees that, except as expressly provided herein, it shall not disclose Confidential Information received from Hospira, and shall not use Confidential Information disclosed to it by Hospira, for any purpose other than to fulfill Revance’s obligations hereunder.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

15.

10.2 Exceptions to Duty of Nondisclosure. Notwithstanding the above, nothing contained in this Agreement shall preclude Revance from utilizing Confidential Information as may be necessary in prosecuting the patent rights of Revance pursuant to Article 8, obtaining governmental regulatory approvals, manufacturing Product pursuant to the terms and conditions of this Agreement, or complying with Applicable Laws or court orders (provided that the party disclosing such information uses reasonable efforts to seek confidential treatment of such information, except as required to file and prosecute such patent applications), or exercising its other express rights in this Agreement. The obligations of the parties relating to Confidential Information shall expire ten (10) years after the termination of this Agreement.

10.3 Public Announcements. Neither party shall make any public announcement concerning the transactions contemplated herein, or make any public statement which includes the name of the other party or any of its Affiliates, or otherwise use the name of the other party or any of its Affiliates in any public statement or document, except as may be required by law or judicial order, without the written consent of the other party, which consent shall not be unreasonably withheld. Subject to any legal or judicial disclosure obligation, any such public announcement proposed by a party that names the other party shall first be provided in draft to the other party.

10.4 Injunctive Relief. The parties acknowledge that either party’s breach of this Article 10 may cause the other party irreparable injury for which it would not have an adequate remedy at law. In the event of a breach, the non-breaching party may be entitled to injunctive relief in addition to any other remedies it may have at law or in equity

ARTICLE 11. MISCELLANEOUS

11.1 Force Majeure and Failure of Suppliers.

(a) Excusable Delay. Any delay in the performance of any of the duties or obligations of either party hereto (except the payment of money) shall not be considered a breach of this Agreement and the time required for performance shall be extended for a period equal to the period of such delay, provided that such delay has been caused by or is the result of force majeure events, including any acts of God, acts of the public enemy, insurrections, riots, embargoes, labor disputes, including strikes, lockouts, job actions, boycotts, fires, explosions, floods, industry shortages of material or energy, or other unforeseeable causes beyond the control and without the fault or negligence of the party so affected. The affected party shall give prompt notice to the other party of such cause, and shall take promptly whatever reasonable steps are necessary to relieve the effect of such cause.

(b) Transfer of Production. If (a) Hospira becomes subject to an event of force majeure that prevents Hospira from supplying in accordance with this Agreement; (b) there is a Failure to Supply under Section 5.9; (c) Revance terminates the Agreement in accordance with Section 9.4; (d) Hospira ceases to conduct business or files or has filed against it a petition seeking reorganization or a similar procedure; or (e) a receiver, trustee, or similar officer is appointed for the business or property of Hospira, or Hospira makes an assignment for the benefit of creditors (“Trigger Event”); Hospira shall reasonably cooperate and assist Revance

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

16.

with the transfer of production (or establishment of a second source) and the parties shall mutually agree on and implement the agreed-upon action plan to transfer production of Product (including without limitation, providing all batch records, data, know-how and other information related to Hospira’s manufacturing process with respect to the Product) to another manufacturer designated by Revance. The parties shall, after the execution of this Agreement and at the request of either party, meet to discuss and define such an action plan. In connection with any Transfer of Production under this Section 11.1(b), Hospira hereby grants Revance a limited, non-transferable (except as provided in Section 11.4), non-exclusive, perpetual, irrevocable, fully paid right and license in the Territory, under Hospira’s relevant intellectual property rights (if any) that are being utilized by Hospira to manufacture Product at the time Trigger Event occurs, to make, have made, use, sell, offer for sale, import and distribute Product in the Territory, and Revance shall be relieved of (1) any of its obligation under Section 4.1 to purchase and take delivery of its total requirements of the poloxamer cartridges exclusively from Hospira and (ii) any minimum purchase obligations under Section 5.7.

11.2 Notices. All notices hereunder shall be delivered as follows: (a) personally; (b) by facsimile and confirmed by first class mail (postage prepaid); (c) by registered or certified mail (postage prepaid); or (d) by overnight courier service, to the following addresses of the respective parties:

If to Revance:	With a copy to:

Revance Therapeutics Inc	(same address)
7555 Gateway Blvd
Newark, CA 94560
Attention: Chief Exec Officer	Attention: Chief Financial Officer
Facsimile: (510) 742-3401	Facsimile: (510) 742-3401

If to Hospira:	With copy to:

Hospira, Inc.	Hospira, Inc.
275 North Field Drive	Building Hl; Department NLEG
Lake Forest, Illinois 60045	275 N. Field Drive
Attention: V.P. Contract Manufacturing	Lake Forest, IL 60045
Facsimile: (224) 212-3210	Attention: General Counsel
Facsimile: 224-212-2086

Notices shall be effective upon receipt if personally delivered or delivered by facsimile and confirmed by first class mail, on the third business day following the date of registered or certified mailing or on the first business day following the date of or delivery to the overnight courier. A party may change its address listed above by written notice to the other party.

11.3 Choice of Law. This Agreement shall be construed, interpreted and governed by the laws of the State of Delaware, excluding its choice of law provisions. The United Nations Convention on the International Sale of Goods is hereby expressly excluded.

11.4 Assignment. Neither party shall assign this Agreement nor any part thereof without the prior written consent of the other party; provided, however: (a) either party may assign this Agreement to one of its wholly-owned subsidiaries or its parent corporation without

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

17.

such consent; and (b) either party, without such consent, may assign this Agreement in connection with the transfer, sale or divestiture of substantially all of its business to which this Agreement pertains or in the event of its merger or consolidation with another entity. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party then has hereunder.

11.5 Entire Agreement. This Agreement, together with the Exhibits referenced and incorporated herein, constitute the entire agreement between the parties concerning the subject matter hereof and supersede all written or oral prior agreements or understandings with respect thereto, including the Letter Agreement. If there is any conflict, discrepancy, or inconsistency between the terms of the Quality Agreement and any Statement of Work, the Agreement or other form used by the parties with regards to quality assurance, the Quality Agreement will control; in all other cases, the Agreement will control.

11.6 Severability. This Agreement is subject to the restrictions, limitations, terms and conditions of all applicable governmental regulations, approvals and clearances. If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

11.7 Waiver-Modification of Agreement. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both parties. Failure by either party to enforce any such rights under this Agreement shall not be construed as a waiver of such rights, nor shall a waiver by either party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

11.8 Insurance. Each party will procure and maintain, at its own expense, for the duration of the Agreement, and for five (5) years thereafter if written on a claims made or occurrence reported form, the types of insurance specified below with carriers rated A- VII or better with A. M. Best or like rating agencies:

(a) Workers’ Compensation accordance with applicable statutory requirements and shall provide a waiver of subrogation in favor of the other party;

(b) Employer’s Liability with a limit of liability in an amount of not less than [***];

(c) Commercial General Liability including premises operations, products & completed operations, blanket contractual liability, personal injury and advertising injury including fire legal liability for bodily injury and property damage in an amount not less than [***] per occurrence and [***] in the aggregate;

(d) Commercial Automobile Liability for owned, hired and non-owned motor vehicles with a combined single limit in an amount not less than [***] each occurrence; and

(e) Excess Liability including products liability with a combined single limit in an amount of not less than [***] per occurrence and in [***] in the aggregate.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

18.

Each party shall include the other party and its Affiliates, directors, officers, employees and agents as additional insureds with respect to Commercial General Liability, Commercial Automobile Liability and Excess Liability covering its obligations under this Agreement, but only as their interest may appear by written contract. Prior to commencement of services, and annually thereafter, each party shall furnish to the other party certificates of insurance evidencing the insurance coverages stated above and shall endeavor to provide at least thirty (30) days written notice to the other party prior to any cancellation, non-renewal or material change in said coverage. In the case of cancellation, non-renewal or material change in said coverage, each party shall promptly provide to the other party a new certificate of insurance evidencing that the coverage meets the requirements in this Section. Each party agrees that its insurance shall act as primary and noncontributory from any other valid and collectible insurance maintained by the other party. Each party may, at its option, satisfy, in whole or in part, its obligation under this Section through its self- insurance program.

11.9 Exhibits. All Exhibits referred to herein are hereby incorporated by reference.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

19.

IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this Agreement to be signed by their duly authorized representatives as of the date first above written.

HOSPIRA WORLDWIDE, INC.		REVANCE

By:	/s/ Anthony Cacich	By:	/s/ Curtis Ruegg
Name:	Anthony Cacich	Name:	Curtis Ruegg
Title:	VP&GM Contract Manufacturing Services	Title:	Exec VP, R&D

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 1.9

Product Specifications

Finished Product Test	Specification
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 2.1

Project Development Activities

Project Initiation	Req.	Not. Req.	N/A	Responsibility		Comment
				Hospira	Client
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Price:	[***]
Payment:	[***]
Timing:	[***]

Equipment	Req.	Not. Req.	N/A	Responsibility		Comment
				Hospira	Client
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Price:	[***]					[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Product Development	Req.	Not. Req.	N/A	Responsibility		Comment
				Hospira	Client
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Price:	[***]
Payment:	[***]
Timing:	[***]

Engineering and Registration Batch Production	Req.	Not. Req.	N/A	Responsibility		Price	Comment
				Hospira	Client
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Payment:	[***]
Timing:	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Validation and Review	Req.	Not. Req.	N/A	Responsibility		Comment
				Hospira	Client
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Price:	[***]
Payment:	[***]
Timing:	[***]

Regulatory Filing Preparation and Submission	Req.	Not. Req.	N/A	Responsibility		Comment
				Hospira	Client
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Price:	[***]					[***]
Payment:	[***]
Timing:	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Commercialization	Req.	Not. Req.	N/A	Responsibility		Comment
				Hospira	Client
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Price:	[***]
Payment:	[***]
Timing:	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 2.3

Payment Schedule

Payment of the Development Fee shall be in accordance with the following schedule:

[***]

Payment of the Development Stability Studies will be paid in accordance with the following schedule:

[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 2.7

Development Supplies Pricing

PoloxamerCartridge

Batch Type	Price Batch
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Development Stability Program Pricing

Program	Cost
[***]	[***]
[***]	[***]

Stability Program for [***] consists of the following:

[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 4.9

Product Prices

Commercial Product

Presentation	Batch Size	Package Configuration	Units Per Year	Price Pet Unit
[***]	[***]	[***]	[***]	[***]

Commercial Stability Testing

Stability Program for [***] consists of the following:

[***]

Stability Type	Price
[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 6.1

Product Test Methods

[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT 6.2

Form of Quality Agreement

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

DRUG

QUALITY TECHNICAL AGREEMENT

Version 01

This Quality Technical Agreement is between:

Hospira Worldwide, Inc.

275 North Field Drive

Lake Forest, IL 60045

– And –

Revance Therapeutics, Inc.

7555 Gateway Blvd.

Newark, CA 94560

For the manufacture of a diluent cartridge at [***] Hospira facility.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.

EFFECTIVE DATE

The Effective Date of this Quality Agreement shall be the date of last signature (the “Effective Date”).

SCOPE OF THE QUALITY TECHNICAL AGREEMENT

This Quality Technical Agreement (QTA) defines the key principles of cooperation between Hospira Worldwide, Inc. (“Hospira”) and Revance Therapeutics, Inc (Revance Therapeutics) with respect to technical and Quality Assurance GMP responsibilities.

This document outlines the functions and responsibilities for the manufacture and quality of those clinical and commercial Product(s) identified in Appendix 1. These products will only contain excipient ingredients for use as diluent and will not contain API. Primary Contact information (if applicable) is detailed in Appendix 2, which may be added to or revised as necessary.

This QTA shall commence on the Effective Date and shall remain in effect until the latest of: (i) the expiration date of the last Batch of Product produced by HOSPIRA for commercial distribution; (ii) completion of any ongoing stability studies; or (iii) [***] after the termination of the Development and Supply Agreement. This QTA shall be reviewed, amended as needed, and approved, minimally within [***] of the most current approval date.

In the event of a conflict between the provisions of this QTA and the relevant Development and Supply Agreement, the provisions of this QTA shall control solely for quality-related responsibilities as set forth herein, and the Development and Supply Agreement shall control for all other provisions. This QTA is supplemental to the Development and Supply Agreement and the provisions of that agreement shall govern the activities hereunder to the extent they do not conflict with the terms of this QTA.

All regulatory obligations contained herein that are required of either Party or both Parties by an applicable Regulatory Authority shall survive termination of this QTA.

OBJECTIVE OF THE QUALITY TECHNICAL AGREEMENT

The objective of this Quality Technical Agreement is to set out the technical arrangements for ensuring that the manufacture, quality control, and release of the Product complies with current good manufacturing practices as set forth in 21 CFR Part 11, Parts 210 & 211 in the United States, European Directives 2003/94/EC and 2001/83/EC and Volume IV of the rules governing medicinal products in the European Community and Canadian Regulations Health Canada- Health Products and Food Branch Inspectorate Good Manufacturing Practices (GMP) Guidelines GUI-0001, if applicable and related legislation and/or as required for any clinical studies.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

PROCEDURES FOR REVISION

This QTA and applicable appendices can be modified as needed with the approval of the responsible Quality management (or designate) of both parties. This QTA must be modified if any item fails to meet future revisions of US 21 CFR Part 11 and Parts 210 and 211 or the Canadian and EU Directives including Volume IV of the rules governing medicinal products in the European Community (if applicable), and other applicable regulations and guidelines. If revisions to this QTA are required other than to the Contact List (Appendix 2) both parties must approve changes in writing. Changes to the Contact List may be updated by either party from time to time by written or e-mail communication. Such updates shall not require formal approval or re-approval of the Quality Technical Agreement. This QTA will utilize version control.

DEBARMENT

Hospira warrants and represents that it is not debarred under the Generic Drug Enforcement Act of 1992, 21 U.S.C. 335[a] (the “Generic Drug Enforcement Act”), and that it has not been convicted of a crime for which it could be debarred under the Generic Drug Enforcement Act. In connection with the Product, Hospira further warrants and represents that it shall not use in any capacity the services of any person debarred under the Generic Drug Enforcement Act, or convicted of a crime for which a person can be debarred under the Generic Drug Enforcement Act.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.

APPROVAL SIGNATURES

Hospira Worldwide, Inc. 275 North Field Drive Lake Forest, IL 60045	Revance Therapeutics, Inc 7555 Gateway Boulevard Newark, CA 94560

Plant Quality - Site	Revance Therapeutics
Signature:	Signature:

/s/ Randy Edwards	/s/ Philip Perotti
Date:	Date:

5-24-2011	24 May 11
Title: Customer Quality Manager	Title: Senior Manager, Quality

Name: Randy Edwards	Name: Philip Perotti

Corporate Quality Signature: /s/ Natasha Rivas	Revance Therapeutics Signature:
Date:	Date:

24 May 2011
Title: Quality Manager, One2One	Title: Manager, Manufacturing and Process

Name: Natasha Rivas	Name: Savitha Venkatesh

Revance Therapeutics Signature:

/s/ Sharon L. Hall for Curtis Ruegg
Date:

25 May 11
Title: EVP Research and Development

Name: Curtis Ruegg

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3.

DEFINITIONS

The following terms used herein shall have the following meanings:

“Adverse Drug Experience (ADE)”: Per 21CFR 314 and 21CFR312: “Any adverse event associated with the use of a drug in humans, whether or not considered drug related, including the following: An adverse event occurring in the course of the use of a drug product in professional practice; an adverse event occurring from drug overdose whether accidental or intentional; an adverse event occurring from drug abuse; an adverse event occurring from drug withdrawal; and any failure of expected pharmacological action.

“Annual Product Quality Review (APQR)”: Also known as Annual Product Review (APR), is a process of reviewing the product quality of finished products in order to determine if current processes have inherent capability to reproduce results within specification limits and to determine if manufacturing/packing processes and the corresponding quality systems are in control.

Annual Report: as required by 21CFR312 and 314 or any other regulatory authority requiring periodic updates

“Applicable Laws”: All laws, ordinances, rules and regulations within the Territory as defined within the Development and Supply Agreement applicable to the Processing of “Product” and the rights and obligations of Hospira or Revance Therapeutics as the context requires, including, without limitation, (i) all applicable federal, state and local laws and regulations of each Territory; (ii), 21 CFR Part 11 and Parts 210 and 211, and (iii) Canadian and EU Directives including Volume IV of the rules governing medicinal products in the European Community, and (iv) the laws and regulations of other applicable Regulatory Authorities.

“BLA”: Biological License Application

“BPDR”: Biologic Process Deviation Report, as defined by FDA in 21CFR 600.14.

“Batch Adjustment”: Procedure used to adjust the bulk Product solution within the range of an in-process control point.

“Batch Record”: The document wherein are contained all of the details pertaining to the manufacture of the Product. These are considered Proprietary Information and are not to be divulged to a third party without prior written permission.

“cGMPs”: The recognized pharmaceutical regulations and other regulations as well as requirements of the authorities, the requirements of the directive 2003/94/EC, the requirements of the EC GMP Guide and the GMP requirements of the US Food and Drug Administration (FDA) each in its current version in so far as these affect the quality of the Product(s).

“Commodity Specifications or Raw Material Monograph”: A composite of the specifications and testing instructions for raw materials. It describes the chemical, physical, microbiological and biological requirements of the raw materials. It also contains testing instructions that are used to test the raw materials.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.

“Complaint”: Any direct written, electronic or oral communication of dissatisfaction that alleges deficiencies related to the identity, quality, potency, labeling, purity, stability or appearance. Also includes potential package damage issues.

“Development and Supply Agreement”: The contract between the two parties describing all commercial aspects pertaining to the Product. This Quality Technical Agreement is intended as an annex to the Development and Supply Agreement.

“EMA”: European Medicines Agency.

“EIR”: Establishment Inspection Report

“Exception/Deviation”: a departure or deviation from a defined policy, procedure, specification, or regulatory requirement, which may affect the safety, identity, strength, purity or quality of the Product. As defined by the levels below:

“Low”: [***].

“Medium”: [***].

“High”: [***].

“Exception Report (ER)”: A Hospira term for a formally tracked report that documents the Investigation for an Exception/Deviation to an established standard, which may affect the safety, identity, strength, purity or quality of the Product.

“Facilities”: Means Hospira Inc., depending on Product manufacturing and/or testing location, see Appendix 1.

“FDA”: United States Food and Drug Administration, and any successor entity thereto.

“Field Alert”: Notification of a potential safety threat for drug products in commercial distribution within the United States, which are marketed under an approved marketing application, as defined by FDA in 21CFR 314.81 (b)(1).

“Immediately”: [***] or within [***].

“IND”: Investigational New Drug Application

“Marketing Application/ Marketing Authorization Application” (MA/MAA): An application for marketing authorization which has not yet been approved by the FDA or other Regulatory Authority, including without limitation, FDA Biological License Application, FDA New Drug Application and other similar marketing authorizations promulgated by Regulatory Authorities.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.

“Marketing Authorization”:Any approved Marketing Application, including without limitation, FDA Biological License Application, FDA New Drug Application, and other similar marketing authorizations promulgated by Regulatory Authorities.

“Materials”: All excipients, printed or unprinted commodities which are used during the manufacturing or finishing process of product.

“Out of Specification” (OOS): Refers to a test result which is not within the specified range for that parameter.

“Process” or “Processing”: The compounding, filling and/or packaging of the Finished Product in accordance with the specifications and the terms and conditions set forth in the applicable approved agreements and this QTA, including validation, maintenance and testing activities associated therewith.

“Product”: All Product(s) listed in Appendix 1.

“Proprietary”: Exclusive property of Hospira.

“QTA”: Shall mean Quality Technical Agreement.

“Recall”: Recall of commercial or clinical Finished Product and/or retrieval of material that has the potential to jeopardize the health or safety of patients or is non-compliant with the applicable legislation or cGMP guidelines.

“Re-inspection”: A visual or mechanical evaluation performed to remove or correct defective units for which the re-inspection process is not expected to have an adverse effect on Product quality. Re-inspection will involve the use of an exception report, except where standard procedure allows for such routine activity in the course of normal processing.

“Reprocessing”: Duplication of a step or steps currently in the manufacturing formula in order to bring Product into conformance with specifications and which will not alter the safety, identify, strength, quality, or purity of Product beyond the established requirements. All reprocessing must be documented per pre-approved documentation requirements and appended to the exception document.

“Rework”: Any additional steps taken to process a batch (other than re-inspection) to bring it into conformance with the specifications and which will not alter the safety, identity, strength, quality, or purity of Product beyond the established requirements. All rework, where applicable, must be documented per pre-approved rework documentation requirements and appended to the exception document.

“Specification”: The quality standards, including tests, analytical procedures and acceptance criteria that are established to confirm the quality of Product. Analogous to “Monograph” in the Hospira [***] quality system.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

6.

“Standard Operating Procedures” (SOPs): The Standard Operating Procedures in effect at Revance Therapeutics or Hospira which have been approved by the applicable Quality Assurance department.

“Territory” or “Territories”: shall mean those countries and territories for which the Product is being manufactured and within which the Product will be distributed.

“Third Party”: Shall mean a person or entity other than Revance Therapeutics or Hospira or their respective affiliates.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.

RESPONSIBILITY CHECKLIST

Responsibility for each activity is assigned to either party in the appropriate box in the checklist that follows. Both groups will perform the activities defined herein in accordance with internal Standard Operating Procedures applicable to such activities.

	Responsibility	Hospira	Revance Therapeutics
1.0	Quality Agreements
[***]	[***]	[***]	[***]
2.0	REGULATORY AUTHORIZATIONS & cGMP REQUIREMENTS
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
3.0	Regulatory Actions & Inspections
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.

	Responsibility	Hospira	Revance Therapeutics
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
4.0	Audits
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
5.0	Materials
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
6.0	Labeling
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
7.0	Training
[***]	[***]	[***]	[***]
8.0	Equipment, Calibration and Preventative Maintenance
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

9.

	Responsibility	Hospira	Revance Therapeutics
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
9.0	Process Validation
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
10.0	Master Batch Record
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
11.0	Production
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

10.

	Responsibility	Hospira	Revance Therapeutics
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
12.0	Exceptions/Deviations
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
13.0	Lot Number & Expiration Dating Assignment
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
14.0	Compliance of Specifications & Other Pertinent Controlled Documents & Change Control
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
15.0	Testing & Analysis
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.

	Responsibility	Hospira	Revance Therapeutics
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
16.0	Samples
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
17.0	Release
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
23.0	Field Alert, BPDR, Recall & Product Withdrawal1
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
24.0	Rejects / Returned Goods.
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
25.0	Performance Reports

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.

	Responsibility	Hospira	Revance Therapeutics
[***]	[***]	[***]	[***]
26.0	Quality Management
[***]	[***]	[***]	[***]
27.0	Records Retention
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

13.

REVISION HISTORY

Revision	Reason for Change
01	First issue

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

14.

Hospira Worldwide, Inc. 275 North Field Drive Lake Forest, IL 60045	Revance Therapeutics, Inc 7555 Gateway Boulevard Newark, CA 94560

APPENDIX 1: Product list

Product Name	[	***]
Product Type	[	***]
Manufacturing Site	[	***]
Stability Storage Site	[	***]
Stability Testing Site	[	***]
Country(ies) of Distribution/Clinical Trial	[	***]
Country of Registration	[	***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

15.

APPENDIX 2: Contact List (page 1 of 2)

Contacts - Revance Therapeutics

Function	Contact
Quality Assurance	Name: Title: email: Tel:	[***] [***] [***] [***]

Analytical /Stability	Name: Title: email: Tel:	[***] [***] [***] [***]

Manufacturing	Name: Title: email: Tel:	[***] [***] [***] [***]

Program Contact	Name: Title: email: Tel:	[***] [***] [***] [***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

16.

APPENDIX 2: Contact List (page 2 of 2)

Contacts - Hospira Worldwide, Inc.

Function	Contact
One2One Global Quality	Name: Title: email: Tel:	[***] [***] [***] [***]

Quality - Site	Name: Title: email: Tel:	[***] [***] [***] [***]

One2One Analyst - Site	Name: Title: email: Tel:	[***] [***] [***] [***]

One2One Global Regulatory Affairs	Name: Title: email: Tel:	[***] [***] [***] [***]

Complaints – Corporate	Name: Title: email: Tel: Fax:	[***] [***] [***] [***] [***]

Documentation	Name: Title: email: Tel:	[***] [***] [***] [***]

Labeling	Name: Title: email: Tel:	[***] [***] [***] [***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

17.